COLLEGE RETIREMENT EQUITIES FUND (CREF)

SUPPLEMENT NO. 1
dated November 23, 2015
to the Prospectus dated April 24, 2015

CREF Inflation-Linked Bond Account

Effective April 1, 2016, the Inflation-Linked Bond Account’s benchmark index will change from the Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) to the Barclays U.S. Treasury Inflation Protected Securities (TIPS) 1–10 Year Index. Therefore, the second full paragraph set forth on page 30 of the Prospectus should be replaced in its entirety with the following:

“Effective April 1, 2016, the Account’s benchmark index will change from the Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) (the “Barclays TIPS Index”) to the Barclays U.S. Treasury Inflation Protected Securities (TIPS) 1–10 Year Index (the “Barclays TIPS 1–10 Index”). See “More about benchmarks and other indices” below for additional information on benchmarks.”

Additionally, the following section should be added immediately after the section entitled “Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)” on page 56 of the Prospectus:

“Barclays U.S. Treasury Inflation Protected Securities (TIPS) 1–10 Year Index

Effective April 1, 2016, the new benchmark index for the Inflation-Linked Bond Account will be the Barclays TIPS 1–10 Index. The Barclays TIPS 1–10 Index measures the return of fixed-income securities with fixed-rate coupon payments that adjust for inflation as measured by the CPI-U. To be selected for inclusion in the Barclays TIPS 1–10 Index, the securities must have a minimum maturity of 1 year and a maximum maturity of 9.9999 years, with a minimum par amount outstanding of $250 million.

The Inflation-Linked Bond Account is adopting the Barclays TIPS 1–10 Index as its new benchmark primarily because the average maturity of the former benchmark, the Barclays TIPS Index, has lengthened over time and the Barclays TIPS 1–10 Index is now more consistent with the Inflation-Linked Bond Account’s desired average maturity and the maturity of those accounts/funds within the Inflation-Linked Bond Account’s competitive universe.”

A15216 (11/15)